UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): August 27, 2007

                   Long Island Physicians Holdings Corporation
             (Exact name of registrant as specified in its charter)

           New York                   0-27654-NY                 11-3232989
 (State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)

                      ONE HUNTINGTON QUADRANGLE SUITE 4C-01
                               MELVILLE, NY 11747
               (Address of principal executive offices) (Zip Code)

                                 (631) 454-1900
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.03 Bankruptcy or Receivership.

      On August 30, 2007, at the request of the New York State Insurance Department ("NYSID"), the Board of Directors of MDNY Healthcare, Inc., the Registrant's majority-owned subsidiary ("MDNY"), consented to and approved an Order of Liquidation (the "Order") pursuant to Article 74 of the New York Insurance Law ("Article 74").

      NYSID has indicated to MDNY management that the Order will become effective only if NYSID determines that the potential purchase by an identified third party investor (the "Investor") of substantially all of MDNY's business and operations (the "Proposed Transaction") is not likely to be consummated on terms or by a date acceptable to NYSID and/or MDNY.

      If the Proposed Transaction is consummated, it is anticipated that MDNY will voluntarily liquidate under a plan to be developed among MDNY, NYSID and the proposed Investor, and that such plan will be administered by the Investor under oversight by NYSID.

      If the Proposed Transaction is not consummated and the Order becomes effective, MDNY will liquidate under Article 74. In such event, it is anticipated that the Order will vest the New York State Superintendent of Insurance, acting through NYSID, with the title to all property, contracts and rights of action of MDNY as of the date of the entry of the Order. The Order will likely direct the Superintendent to take possession of MDNY's property and to immediately proceed to take the steps authorized by the New York Insurance Law to liquidate MDNY. Article 74 specifies how MDNY's assets will be distributed among MDNY's shareholders, policyholders and other creditors.

      Regardless whether MDNY liquidates voluntarily or pursuant to Article 74, the Registrant anticipants that neither the Registrant nor Catholic Hospital Network of Long Island, Inc. will receive any distributions in respect of their stock in MDNY, and that the Registrant's shareholders will receive no distributions in respect of their stock in Registrant. In addition, Registrant cannot predict what amounts, if any, creditors of MDNY will receive upon the liquidation of MDNY.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On August 27, 2007, Paul Accardi, the Registrant's Executive Vice President, and MDNY's Chief Executive Officer and Chief Operating Officer, notified the Boards of Directors of the Registrant and of MDNY of his resignation from all such positions effective September 19, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LONG ISLAND PHYSICIANS HOLDINGS CORPORATION

Dated: August __, 2007                    By: _________________________
                                              Concetta Pryor
                                              Chief Financial Officer